SECURITIES PURCHASE AGREEMENT



         This Securities Purchase Agreement ("Agreement") is entered into as of the 2nd day of October, 2000, by and between Primedex Health Systems, Inc., a New York corporation ("Buyer'), and Howard G. Berger, M.D. ("Seller"), with reference to the following facts:

                                 R E C I T A L S

          A. Seller is obligated to Buyer in the amount of $1,000,000 (the "debt") which is due February 28, 2002.

          B. Seller owns $2,273,000 face amount of Buyer's 10% Series A Convertible Subordinated Debentures due 2003 ("Debentures") which have a present realizable value of $1,000,000.

          C. Seller is willing to sell to Buyer the Debentures in consideration of Buyer canceling the debt. Buyer will cancel the debt in exchange for the Debentures.

          THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein, Buyer and Seller hereby agree as follows:

          1. SALE OF DEBENTURES.

                  (a) SALE AND PURCHASE. On the terms and subject to the conditions set forth herein, Buyer hereby agrees to purchase, and Seller hereby agrees to sell, the Debentures, free and clear of all liens, charges, encumbrances and claims of any nature.

                  (b) PURCHASE PRICE. As full payment for the transfer and sale of the Debentures to Buyer pursuant hereto Buyer hereby cancels, terminates and extinguishes the debt.

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          2. REPRESENTATIONS BY SELLER. Seller hereby represents and warrants to
Buyer as follows:

                  (a) Seller has good and marketable title to the Debentures, free and clear of all liens, claims, encumbrances and restrictions, legal or equitable, of every kind. Seller has full and unrestricted legal right, power and authority to sell, assign and transfer the Debentures to the Buyer in accordance with this Agreement and, the delivery of certificates to Buyer in accordance with Section 4 hereof will transfer valid title to the Debentures, free and clear of all liens, encumbrances, claims and restrictions of every kind.

                  (b) The execution, delivery and performance of this agreement and the consummation of the transactions contemplated hereby will not (i) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body that is binding upon Seller, (ii) violate any statute, law or regulation applicable to Seller with respect to the transactions contemplated herein or (iii) conflict with, result in the breach of the terms, conditions or provisions of or constitute a default, an event of default or event creating rights of acceleration, termination or cancellation under any note, instrument, agreement, mortgage, lease or other obligation to which Seller is a party or to which any of the Debentures or any of Seller's other properties, is subject.

                  (c) As a result of any act or failure to act by Seller, no person or entity has, or as a result of the transactions contemplated hereby will have, any right, interest or valid claim against or upon Buyer for any commission, fee or compensation as a finder, broker or in any similar capacity.

          3. REPRESENTATIONS BY BUYER. Buyer represents and warrants to Seller as follows:

                  (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and has the power and lawful authority to enter into this Agreement and to consummate the transactions provided for herein.

                  (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, have been duly and validly authorized by the board of directors of Buyer, and no other acts or proceedings

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

on the part of Buyer will be necessary to authorize this Agreement or the transaction contemplated hereby.

                  (c) The execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby will not (i) violate any provision of the Articles of Incorporation of Buyer, (ii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body that is binding upon Buyer, (iii) violate any statute, law or regulation applicable to Buyer with respect to the transactions contemplated herein or (iv) conflict with, result in a breach of the terms, conditions or provisions of or constitute a default, an event of default or event creating rights of acceleration, termination or cancellation under, any note, instrument, agreement, mortgage, lease or other obligations to which Buyer is a party or to which any of its properties is subject.

                  (d) As a result of any act or failure to act by Buyer, no person or entity has, or as a result of the transactions contemplated hereby will have, any right, interest or valid claim against or upon Seller for any commission, fee or other compensation as a finder, broker or in any similar capacity.

                  (e) There have not been any material adverse changes in the business, assets, financial condition or prospects of Buyer that are not disclosed in the annual Report on Form 10-K for the fiscal year ended October 31, 1999, as filed by Buyer with the Securities and Exchange Commission ("SEC"), or in the Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2000, as filed by Buyer with the SEC. Buyer has provided true and complete copies of said 10-K and 10-Q Reports to Seller.

         4. DELIVERY OF DEBENTURES. As soon as reasonably practicable following the execution of this Agreement (a) Seller shall arrange for delivery to Buyer of certificates representing the Debentures, duly endorsed as required to effect said delivery, and (a) Buyer shall provide Seller with evidence of the cancellation of the debt.

         5. FURTHER ASSURANCES. At the Closing, and from time to time thereafter, Seller shall execute and deliver to Buyer such other documents and instruments, and take such other actions, as Buyer may reasonably request in order to more fully vest in Buyer and to perfect its title to the Debentures.

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

         6.       MISCELLANEOUS.

                  (a) NOTICES. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including communications transmitted by facsimile) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, transmitted by facsimile or mailed by registered or certified mail (postage prepaid), return receipt requested, addressed as follows:

                           If to Buyer:     Primedex Health Systems, Inc.
                                            1516 Cotner Avenue
                                            Los Angeles, CA  90025
                                            Attention: Howard G. Berger, M.D.,
                                            President
                                            Facsimile: 310-445-2980

                           If to Seller:    Howard G. Berger, M.D.
                                            1516 Cotner Avenue
                                            Los Angeles, CA  90025
                                            Facsimile: 310-445-2980

or to such other address or facsimile number as any party may designate by notice complying with the terms of this Section 6(a). Each such notice shall be deemed delivered (i) on the date delivered by personal delivery, (ii) on the date of transmission with confirmation of transmission if by facsimile and (iii) on the date upon which the return receipt as signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

                  (b) SPECIFIC PERFORMANCE. The parties hereto acknowledge that they have bargained for the performance of the specific duties and obligations of each of the parties contained in this Agreement and that, in the event of a default by any party hereunder, money damages will not adequately compensate the injured party. Accordingly, each party hereto agrees and consents to the specific performance of such party's duties and obligations hereunder by the valid judgment or decree of a court of competent jurisdiction in the event of such party's failure to perform such duties and obligations in accordance with their terms.

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

                  (c) SUCCESSORS IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

                  (d) CHOICE OF LAW. It is the intention of the parties that the substantive laws of California shall govern the validity of the Agreement, the construction of its terms and interpretation of the rights and duties of the parties hereunder.

                  (e) SEVERABILITY. In the event any provision hereof shall be invalid, illegal or unenforceable, the validity, legality or enforceabiltiy of the remaining provisions shall not in any way be affected or impaired thereby.

                  (f) INTEGRATED AGREEMENT. The foregoing constitutes the entire agreement of the parties on the subject hereof, and there are no agreements or understandings between the parties relating to the sale of the Shares by Seller to Buyer other than those set forth herein.

                  (g) COUNTER EXECUTION. Separate copies of this Agreement may be signed by the parties hereto, with the same effect as though all of the parties had signed one copy of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first above written.

                                    PRIMEDEX HEALTH SYSTEMS, INC.



                                    By:
------------------------------         -----------------------------------
Howard G. Berger, M.D.                      Howard G. Berger, M.D., President


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